UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2015 (November 13, 2015)

GENSPERA, INC.

(Exact name of registrant as specified in Charter)

Delaware	0001421204	20-0438951
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2511 N Loop 1604 W, Suite 204

San Antonio, TX 78258

(Address of Principal Executive Offices)

210-479-8112

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 13, 2015, GenSpera, Inc. (“Company”) held its 2015 Annual Meeting at 10:00 a.m. CST at 2511 N Loop 1604 W, Suite 204, San Antonio, Texas 78258 (the “Annual Meeting”). Only stockholders of record as of the close of business on October 6, 2015 (“Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, 37,237,356 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting, of which 24,607,836 shares were represented, in person or by proxy, and which constituted a quorum. The final results of the stockholder vote on each proposal brought before the meeting were as follows:

(a) Proposal 1. Each of the four (4) Director nominees were elected to serve for a term expiring at the 2016 Annual Meeting, based upon the following votes:

			Broker
Nominee	Votes For	Votes Withheld	Non-Votes
Dr. Craig Dionne, PhD	10,414,533	1,731,351	12,461,952
Bo Jesper Hansen, MD, PhD	10,463,353	1,682,531	12,461,952
Peter Grebow, PhD	10,331,129	1,814,755	12,461,952
Scott Ogilvie	10,390,067	1,755,817	12,461,952

(b) Proposal 2. The appointment of Liggett, Vogt & Webb, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified based upon the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
23,979,979	523,828	104,029	—

(c) Proposal 3. The non-binding advisory vote on executive compensation was approved based upon the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
9,198,220	2,505,190	442,474	12,461,952

(d) Proposal 4. The non-binding advisory vote on the frequency of holding future advisory votes on executive compensation received the following votes:

				Broker
1 Year	2 Years	3 Years	Abstentions	Non-Votes
3,261,474	115,194	8,444,018	325,198	12,461,952

In light of the stockholder voting results at the Annual Meeting, in which “3 Years” received the highest number of votes cast on the frequency proposal, the Company’s Board of Directors (the “Board”) has approved that future stockholder advisory (non-binding) votes on compensation of executives will occur every 3 years, commencing with the 2018 Annual Meeting of Stockholders of the Company and occurring every three years thereafter or until the Board determines otherwise.

(e) Proposal 5. The amendment to the Company’s amended and restated certificate of incorporation to authorize the Board to effect a reverse stock split of the Company’s common stock by a ratio of not less than 1-for-2 and not more than 1-for-30, at the discretion of the Board, at any time until the one year anniversary of the Annual Meeting, was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Non-Votes
20,434,915	3,931,190	241,729	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

GenSpera, Inc.

By:	/s/ Craig Dionne
Craig Dionne Chief Executive Officer

Dated: November 17, 2015